UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-3578

Aquila Three Peaks High Income Fund
(Exact name of Registrant as specified in charter)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
380 Madison Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end:  12/31/12

Date of reporting period:   12/31/12

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
December 31, 2012
Aquila Three Peaks High Income Fund

A fund designed for investors seeking high current income

Aquila Three Peaks High Income Fund “Resiliency”

February, 2013

Dear Fellow Shareholder:

As we look back at the various issues and uncertainties that could have impacted the capital markets throughout 2012, we take note of the resiliency displayed by both the markets and the economy. Propelled by accommodative actions by the Federal Reserve, the capital markets experienced positive price action while displaying minimal volatility throughout 2012.

As a result of a slow and fragile recovery, investors piled money into various fixed-income asset classes in an attempt to earn some yield while protecting principal against the volatile swings that can occur in the equity market. Uncertainty with tax policy and the resulting “fiscal cliff” at the end of the year also kept investors at bay with regard to investing in “riskier” assets. This had a very positive effect on the high yield market, as we believe it remains one of the better options to earn a reasonable yield compared to other fixed-income asset classes.

However, many of the issues that have created bouts of volatility and have hampered economic activity in recent years still loom over the economy and could impact investor risk appetite throughout 2013. We continue to believe that companies need more clarity regarding future tax policy, Federal debt and deficits, and healthcare policy, before becoming comfortable enough to expand hiring in a meaningful way.

We, therefore, continue to place an emphasis on higher-quality names within the high yield asset class while targeting shorter-duration securities within those names in an attempt to limit volatility that may be caused by macro-economic concerns or adverse interest rate movements. We also continue to place a heavy emphasis on stability in the investment selection process by highlighting industries and companies that show reasonable predictability in operating performance throughout the economic cycles and management teams that have exhibited bondholder-friendly actions. We believe our focus on seeking to provide a less volatile investment strategy within the high yield asset class is prudent given the potential for elevated market volatility in these uncertain times.

The construction of your Fund’s portfolio remains highlighted by securities and companies that we believe have the ability to weather negative headlines and heightened volatility should it occur over the coming year. We continue to believe this approach is warranted in this uncertain economic environment and with seemingly mixed signals and negative trends forming within the high yield market. We believe our positioning in higher-quality names within the high yield universe while maintaining a relatively short duration and short maturity profile is prudent in this environment.

NOT A PART OF THE ANNUAL REPORT

We remain committed to our strong research process that not only includes detailed analysis of every credit owned in the portfolio, but also seeks to uncover new opportunities within the high yield universe. We continue to look for fiscally responsible management teams that are committed to repaying debt and growing prudently. We intend to maintain our discipline of minimizing volatility to the extent possible by generally avoiding bonds that appear to have equity-like characteristics, as well as focusing on sectors we consider to be relatively stable and higher-quality in nature due to greater predictability of revenues and stability in cash flows.

In conclusion, we will seek to continue to balance potential risks to the economy and the high yield market with the opportunities presented within high yield bonds to construct a resilient portfolio that we believe will have a very compelling risk/return profile throughout various economic cycles and periods of market volatility.

Thank you for your continued support and investment.

Sincerely,

Sandy R. Rufenacht Co-Portfolio Manager	Diana P. Herrmann President

Performance data is based on past performance and does not guarantee future results. Current performance may be higher or lower. Data current to the most recent month end is available at 800-437-1020 or www.aquilafunds.com. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

NOT A PART OF THE ANNUAL REPORT

Aquila Three Peaks High Income Fund ANNUAL REPORT Management Discussion

Propelled by continued accommodative actions from the Federal Reserve and other major central banks, the capital markets experienced positive price action while displaying minimal volatility throughout 2012. The U.S. economy and the capital markets face a significant hurdle during the first quarter of 2013 - the U.S. Federal debt ceiling. The last time the debt ceiling had to be raised in Fall, 2011, the markets became exceptionally volatile. There may be significant tax increases or spending cuts that could impact future economic growth prospects, the business operating environment, and the U.S. consumer, as a plan to reduce the elevated Federal budget deficit and combat ballooning Federal debt burdens is constructed.

The combination of global growth concerns and fiscal uncertainties in the U.S. appeared to cause corporations to pause their spending and hiring throughout 2012, as highlighted by relatively meager job growth. Following several years of strengthening balance sheets and reducing interest costs, we believe many companies will begin feeling pressured to undertake shareholder-friendly actions. This could lead to an increase in leveraged buyout activity throughout 2013, as well as corporate merger & acquisition activity and large dividend payments or share repurchases. We intend to monitor these actions closely as they can be to the detriment of bondholders if debt burdens and leverage increase significantly. In addition, we expect investor sentiment will remain vulnerable to geopolitical and fiscal uncertainties, which could lead to periods of elevated market volatility throughout 2013.

Performance Overview – 2012

Despite many potential volatility-creating headlines and events occurring throughout 2012, the high yield market exhibited relatively little volatility. The Barclays High Yield Index only posted two negative months of return throughout the year: March (down 0.14%), and May (down 1.31%). Fairly strong mutual fund flows throughout the year helped support, if not exaggerate, the strength experienced in high yield bond prices.

The Barclays High Yield Bond Index posted a positive 3.29% return during the fourth quarter of 2012 and generated a positive 15.81% return during 2012. Returns of the Index benefited from strong performance of the Ca-D segment of the Index, which posted a return of 29.72% for 2012. The Index also benefited from strong performance of bonds in the Home Construction (+33.10%), Banking (+30.93%), and Wireless (+27.32%) industries. The Barclays US Corporate High Yield Index is an unmanaged index considered representative of the universe of fixed-rate, non-investment grade debt. Performance of the index does not reflect management fees and expenses which are reflected in Fund performance. An investment cannot be made directly in an index.

By comparison, the Aquila Three Peaks High Income Fund Class Y shares (ATPYX) posted a positive 1.55% total return during the fourth quarter and generated a positive 7.73% total return during 2012. Variations between the returns of the Fund and the Index are primarily attributable to the higher credit rating profile of the Fund relative to the Index, and the relative performance of the industries in which the Fund invests, which are not weighted to correspond to those of the Index.

1 | Aquila Three Peaks High Income Fund

MANAGEMENT DISCUSSION (continued)

We continue to believe the composition of performance of the Barclays High Yield Index is portraying somewhat of a conflicting picture in that lower-rated securities and longer-duration securities were the best performers within their respective segments. The strong performance from the lower-rated securities should indicate better economic growth and positive future business prospects. Typically, that environment would coincide with rising Treasury yields or the fear of rising yields which would dampen performance of the longer-duration segment. However, in the current high yield market environment where higher-quality companies have been actively refinancing their debt maturities at historically-low coupons, we believe the strength exhibited by longer-duration securities softly signals that Treasury yields are not expected to rise for an extended period due to subpar economic growth and the measures taken by the Federal Reserve to keep interest rates and yields low. An extended period of weak economic growth could make it difficult for lower-quality companies to improve their balance sheets which could cause the securities of those companies to become more volatile. We continue to place an emphasis on what we believe to be the higher-quality names within the high yield asset class while targeting shorter-duration securities within those names in an attempt to limit volatility that may be caused by macro-economic concerns or adverse interest rate movements.

Central bank actions were generally characterized as being exceptionally accommodative during 2012. With global economic data remaining soft, as Europe entered a recession, the U.S. employment picture remained weak, and Chinese economic growth slowed, central bank actions were focused on keeping interest rates and government bond yields at low levels in an attempt to spur lending, create job growth and support overall economic activity. As a result of this slow and fragile recovery, investors piled money into various fixed-income asset classes in an attempt to earn some yield while protecting principal against the volatile swings that can occur in the equity market. This had a very positive effect on the high yield market, as the yield remained attractive compared to other fixed-income asset classes.

As we head into 2013, we are keeping a watchful eye on mutual fund flows which could influence the return potential of many fixed-income asset classes throughout the year. We remain concerned with regard to over-leveraged companies and companies operating in more cyclical industries in this slow economic growth environment. With economic stresses in many major countries around the world and uncertainty regarding many key issues here in the U.S., we are not confident that highly-leveraged companies will be able to support debt balances should economic growth slow from current levels. However, should the actions by the major central banks around the world produce a positive economic growth outlook; we believe that inflationary pressures could cause Treasury yields to increase at a rather quick pace. A sharp rise in Treasury yields would likely impact the lower-coupon, longer-maturity securities that high yield has become accustomed to issuing recently. As a result, we continue our quest to place a heavy emphasis on stability in the investment selection process by highlighting industries and companies that show, in our view, reasonable predictability in operating performance throughout the economic cycles and management teams that have exhibited bondholder-friendly actions. We believe our focus on providing a less volatile investment strategy within the high yield asset class is prudent given the potential for elevated market volatility in these uncertain times.

2 | Aquila Three Peaks High Income Fund

MANAGEMENT DISCUSSION (continued)

For the fourth quarter, the 10-year Treasury note returned negative 0.20%, the Barclays U.S. Aggregate Bond Index returned 0.22%, the S&P 500 returned negative 0.38%, the Dow Jones Industrial Average returned negative 1.74% and the NASDAQ Composite returned negative 2.48%.

For the full-year 2012, the 10-year Treasury note returned 4.17%, the Barclays U.S. Aggregate Bond Index returned 4.21%, the S&P 500 returned 15.99%, the Dow Jones Industrial Average returned 10.23% and the NASDAQ Composite returned 17.73%.

High Yield Market Review – 2012

The high yield market benefited throughout 2012 from strong fund flows, minimal default activity, and record new issuance. Investor uncertainty with regard to the equity market had a positive impact on fixed-income asset classes, as investors sought safety in bonds. Additionally, many companies faced with slow economic growth and policy uncertainty out of Washington, tended to favor balance sheet strength over aggressive actions that could have been detrimental to the balance sheet. In conjunction with a very accommodative Federal Reserve that has been insistent on keeping interest rates and Treasury yields at historically-low levels, the high yield market experienced a “perfect storm” for positive price action. This positive price action drove the yield-to-worst of the JPMorgan Global High Yield Bond Index to a new all-time low of 6.28% in mid-December. We believe the prospects of modest economic growth in conjunction with low Treasury and other fixed-income yields have prompted investors to seek the high yield market as a higher yielding alternative while providing a less-volatile return option than the equity market. Mutual fund flows will likely continue to be an important dynamic to performance for the high yield asset class as we progress through 2013.

For the full-year, refinancing activity accounted for 60% of new issuance; making 2012 the fourth consecutive year that refinancing activity accounted for more than half of high yield new issuance. We expect high yield companies will continue to take advantage of the robust refinancing market to lower interest costs, extend debt maturities, and strengthen their balance sheets. However, we also feel that the mindset for many companies is shifting more towards aggressive M&A or positive shareholder activity and believe any resolution or clarity to some of the above-mentioned concerns could spark these more aggressive actions and financings.

The trailing-twelve-month high yield market default rate declined to 1.1% and remains well below the 25-year average 4.1% rate. Distressed debt also continues to trend favorably and indicates that in the current environment, the high yield market is not overly concerned about near-term defaults. Many high yield strategists continue to predict that the default rate will trend in the 1-2% range throughout 2013 and into 2014. With that said, we continue to monitor these indicators closely, as this slow growth environment could create volatility in the securities of highly-leveraged companies were they to have difficulty supporting debt balances.

Credit trends, illustrated by the upgrade/downgrade ratio, deteriorated throughout 2012 and remained pressured as the year came to a close. During the fourth quarter of 2012, the upgrade/downgrade ratio, using both the number of issuers and the amount of debt, remained below 1.0%. We believe this indicates that companies are either becoming more aggressive in using debt or they are being hindered by the slow economic growth. While one must always bear in mind that the past is not necessarily indicative of the future, the upgrade/downgrade ratio has historically been a fairly good leading indicator of distressed debt and future defaults. As long as the current slow growth environment continues, we expect downgrades will continue to outpace upgrades, despite a focus from high yield companies to strengthen their balance sheets throughout 2012.

3 | Aquila Three Peaks High Income Fund

MANAGEMENT DISCUSSION (continued)

The Three Peaks Approach – 2012

We sought to continue to focus our efforts on stability and predictability in the investment selection process. The construction of the portfolio remains highlighted by securities and companies that we believe have the ability to weather negative headlines and heightened volatility should it occur over the coming year. We continue to believe this approach is warranted in this uncertain economic environment and with seemingly mixed signals and negative trends forming within the high yield market. We believe our positioning in higher-quality names within the high yield universe while maintaining a relatively short duration and short maturity profile is prudent in this environment. We have been hesitant with regard to increasing the credit risk in the portfolio due to the lackluster economic growth and the various risks to future economic growth we have already discussed. Maintaining a short maturity profile should, in our view, not only allow the securities held within the portfolio to better withstand a rise in interest rates or increased market volatility, but it also increases the potential that holdings will be redeemed via a natural bid from the company through either a call, tender or by actually maturing. As cash is created by these actions, it should allow us the ability to assess the opportunities present in the high yield market at that time. In instances where we didn’t participate in new issuance because we believed it priced at levels that didn’t fully reflect the risks associated with the company or the structure of the security, we may have an opportunity to deploy cash at more attractive prices and yields that better reflect those risks.

We remain committed to our strong research process that not only includes detailed analysis of every credit owned in the portfolio, but also seeks to uncover new opportunities within the high yield universe. We continue to look for fiscally responsible management teams that are, in our view, committed to repaying debt and growing prudently. We intend to maintain our discipline of minimizing volatility to the extent possible by generally avoiding bonds that appear to have equity-like characteristics, as well as focusing on sectors we consider to be relatively stable and higher-quality in nature due to greater predictability of revenues and stability in cash flows. In conclusion, we will seek to continue to balance potential risks to the economy and the high yield market with the opportunities presented within high yield bonds to construct a portfolio that we believe will have a very compelling risk/return profile throughout various economic cycles and periods of market volatility.

Thank you for your continued support and investment.

Performance data represents past performance, but does not guarantee future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the data presented.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

4 | Aquila Three Peaks High Income Fund

PERFORMANCE REPORT

The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Three Peaks High Income Fund for the period June 1, 2006 (inception) through December 31, 2012 as compared with the Barclays Capital U.S. Corporate High-Yield Bond Index (the “Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Index does not include any operating expenses nor sales charges.

	Average Annual Total Return
	for periods ended December 31, 2012
			Since
Class and Inception Date	1 Year	5 Years	Inception
Class A (commenced operations on 6/01/06)
With Maximum Sales Charge	3.13%	4.76%	4.83%
Without Sales Charge	7.40	5.62	5.49
Class C (commenced operations on 6/08/06)
With CDSC**	5.53	4.77	4.66
Without CDSC	6.55	4.77	4.66
Class I (commenced operations on 6/29/06)
No Sales Charge	7.49	5.66	5.67
Class Y (commenced operations on 6/01/06)
No Sales Charge	7.73	5.84	5.73
Barclays Capital U.S.
Corporate High-Yield Bond Index	15.81	10.32	9.34	(Class A & Y)
			9.35	(Class C)
			9.63	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Three Peaks High Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Aquila Three Peaks High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Three Peaks High Income Fund as of December 31, 2012 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Three Peaks High Income Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2013

6 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2012

Principal
Amount	Corporate Bonds (98.7%)	Value

	Advertising/ Sales (0.7%)
	Lamar Media Corp.
$2,250,000	7.875%, 04/15/18	$2,486,250

	Applications Software (0.3%)
	Nuance Communications, Inc.
1,120,000	5.375%, 08/15/20 144A	1,170,400

	Auto - Medium & Heavy Duty Trucks (1.5%)
	Oshkosh Corp.
3,350,000	8.250%, 03/01/17	3,676,625
1,600,000	8.500%, 03/01/20	1,772,000
		5,448,625

	Broadcast Service/Programming (4.3%)
	Crown Media Holdings, Inc.
1,600,000	10.500%, 07/15/19	1,802,000
	Starz LLC/Starz Finance Corp.
11,100,000	5.000%, 09/15/19 144A	11,377,500
	XM Satellite Radio, Inc.
1,750,000	7.625%, 11/01/18 144A	1,951,250
		15,130,750

	Cable/ Satellite TV (2.8%)
	CCO Holdings LLC
6,000,000	6.500%, 04/30/21	6,472,500
	DISH DBS Corp.
3,000,000	7.125%, 02/01/16	3,360,000
		9,832,500

	Casino Hotels (1.2%)
	Wynn Las Vegas
2,000,000	7.750%, 08/15/20	2,280,000
1,750,000	5.375%, 03/15/22	1,859,375
		4,139,375

	Commercial Services (2.4%)
	Iron Mountain, Inc.
8,000,000	8.000%, 06/15/20	8,460,000

	Commercial Services - Finance (0.4%)
	Lender Process Services, Inc.
1,450,000	5.750%, 04/15/23	1,504,375

	Computer Services (1.4%)
	iGATE Corp.
1,250,000	9.000%, 05/01/16	1,354,688

7 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Principal
Amount	Corporate Bonds (continued)	Value

	Computer Services (continued)
	SunGard Data Systems, Inc.
$3,500,000	7.375%, 11/15/18	$3,749,375
		5,104,063

	Consumer Products - Miscellaneous (0.9%)
	Scotts Miracle-Gro Co.
3,000,000	7.250%, 01/15/18	3,225,000

	Containers - Metal/Glass (0.8%)
	Owens-Brockway Glass Container, Inc.
1,000,000	7.375%, 05/15/16	1,140,000
	Silgan Holdings, Inc.
1,750,000	5.000%, 04/01/20	1,815,625
		2,955,625

	Containers - Paper/Plastic (5.0%)
	Berry Plastics Corp.
5,500,000	5.090%, 02/15/15 Floating Rate Note	5,508,250
2,500,000	9.500%, 05/15/18	2,750,000
	Consolidated Containers
3,250,000	10.125%, 07/15/20 144A	3,477,500
	Graphic Packaging Holding Co.
1,500,000	9.500%, 06/15/17	1,620,000
4,000,000	7.875%, 10/01/18	4,420,000
		17,775,750

	Data Processing/Management (0.7%)
	Fidelity National Information Services, Inc.
1,100,000	7.875%, 07/15/20	1,244,375
1,200,000	5.000%, 03/15/22	1,287,000
		2,531,375

	Distribution/ Wholesale (0.4%)
	VWR Funding, Inc.
1,250,000	7.250%, 09/15/17 144A	1,312,500

	E-Commerce/ Services (1.1%)
	Expedia, Inc.
3,350,000	5.950%, 08/15/20	3,727,217

	Engines - Internal Combustion (0.5%)
	Briggs & Stratton
1,500,000	6.875%, 12/15/20	1,696,875

8 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Principal
Amount	Corporate Bonds (continued)	Value

	Enterprise Software/Service (0.4%)
	Infor (US), Inc.
$1,250,000	9.375%, 04/01/19	$1,403,125

	Food - Canned (1.9%)
	Treehouse Foods, Inc.
6,275,000	7.750%, 03/01/18	6,808,375

	Food - Miscellaneous/ Diversified (4.7%)
	Aramark Corp.
8,000,000	8.500%, 02/01/15	8,040,080
	B&G Foods, Inc.
3,268,000	7.625%, 01/15/18	3,513,100
	Pinnacle Foods Finance LLC
1,455,000	9.250%, 04/01/15	1,476,825
3,500,000	8.250%, 09/01/17	3,727,500
		16,757,505

	Food - Retail (1.6%)
	Ingles Markets, Inc.
1,500,000	8.875%, 05/15/17	1,599,375
	Stater Brothers Holdings, Inc.
2,000,000	7.750%, 04/15/15	2,040,000
2,000,000	7.375%, 11/15/18	2,160,000
		5,799,375

	Footwear & Related Apparel (0.4%)
	Wolverine World Wide, Inc.
1,250,000	6.125%, 10/15/20 144A	1,312,500

	Funeral Service & Related Items (3.6%)
	Service Corp. International
7,500,000	7.000%, 05/15/19	8,212,500
	Stewart Enterprises, Inc
4,250,000	6.500%, 04/15/19	4,547,500
		12,760,000

	Hotels & Motels (1.8%)
	Choice Hotels International, Inc.
1,250,000	5.700%, 08/28/20	1,356,250
	Ryman Hospitality Properties, Inc.
5,100,000	6.750%, 11/15/14	5,100,000
		6,456,250

	Machinery - Construction & Mining (0.5%)
	Terex Corp.
1,750,000	6.500%, 04/01/20	1,855,000

9 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Principal
Amount	Corporate Bonds (continued)	Value

	Machinery - Farm (0.9%)
	CNH America, LLC
$2,750,000	7.250%, 01/15/16	$3,093,750

	Machinery - General Industry (0.3%)
	Manitowoc Company, Inc.
950,000	8.500%, 11/01/20	1,066,375

	Medical - Hospitals (2.6%)
	Community Health Systems, Inc.
1,750,000	8.000%,11/15/19	1,894,375
	HCA, Inc.
6,750,000	6.500%, 02/15/16	7,340,625
		9,235,000

	Medical Products (1.3%)
	Hanger, Inc.
1,200,000	7.125%, 11/15/18	1,266,000
	Teleflex, Inc.
3,125,000	6.875%, 06/01/19	3,375,000
		4,641,000

	Motion Pictures & Services (1.2%)
	Lions Gate Entertainment Corp.
3,750,000	10.250%, 11/01/16	4,148,438

	Multimedia (0.3%)
	Entravison Communications Corp.
1,112,000	8.750%, 08/01/17	1,206,520

	Non-Hazardous Waste Disposal (0.8%)
	Covanta Holding Corp.
2,700,000	7.250%, 12/01/20	2,974,852

	Office Automation & Equipment (0.4%)
	CDW LLC and CDW Finance Corp.
1,250,000	8.000%, 12/15/18	1,382,813

	Oil & Gas Drilling (0.3%)
	Offshore Group Investment Ltd.
1,014,000	11.500%, 08/01/15	1,105,260

	Oil Company - Exploration & Production (9.7%)
	Berry Petroleum Co.
3,750,000	6.750%, 11/01/20	4,031,250
	Continental Resources, Inc.
1,200,000	8.250%, 10/01/19	1,344,000

10 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Principal
Amount	Corporate Bonds (continued)	Value

	Oil Company - Exploration & Production (continued)
	Denbury Resources, Inc.
$1,250,000	8.250%, 02/15/20	$1,406,250
	Halcon Resources Corp.
2,250,000	9.750%, 07/15/20 144A	2,430,000
1,350,000	8.875%, 05/15/21 144A	1,431,000
	Range Resources Corp.
1,250,000	6.750%, 08/01/20	1,356,250
	Resolute Energy Corp.
890,000	8.500%, 05/01/20 144A	896,675
	Rex Energy Corp.
4,400,000	8.875%, 12/01/20 144A	4,411,000
	SM Energy
2,825,000	6.625%, 02/15/19	2,980,375
	Swift Energy Co.
1,200,000	8.875%, 01/15/20	1,305,000
	Whiting Petroleum Corp
12,000,000	6.500%, 10/01/18	12,900,000
		34,491,800

	Oil Field Services (2.4%)
	SESI LLC
5,000,000	6.375%, 05/01/19	5,350,000
2,750,000	7.125%, 12/15/21	3,059,375
		8,409,375

	Paper & Related Products (0.4%)
	Clearwater Paper Corp.
1,250,000	7.125%, 11/01/18	1,362,500

	Pipelines (6.9%)
	Atlas Pipeline Partners L.P.
3,250,000	8.750%, 06/15/18	3,461,250
	Atlas Pipe Escrow, LLC
2,200,000	6.625%, 10/01/20 144A	2,277,000
	Copano Energy LLC
6,500,000	7.750%, 06/01/18	6,849,375
	Eagle Rock Energy Partners, L.P.
1,155,000	8.375%, 06/01/19 144A	1,178,100
1,145,000	8.375%, 06/01/19	1,167,900
	Inergy Midstream L.P.
2,100,000	6.000%, 12/15/20 144A	2,168,250

11 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Principal
Amount	Corporate Bonds (continued)	Value

	Pipelines (continued)
	Markwest Energy Partners, LP
$4,000,000	6.750%, 11/01/20	$4,360,000
	Targa Resources Partners LP
2,875,000	7.875%, 10/15/18	3,148,125
		24,610,000

	Printing/ Commercial (0.6%)
	Deluxe Corp.
2,100,000	7.000%, 03/15/19	2,220,750

	Private Corrections (2.3%)
	Corrections Corporation of America
2,900,000	7.750%, 06/01/17	3,081,250
	GEO Group, Inc.
4,125,000	7.750%, 10/15/17	4,434,375
700,000	6.625%, 02/15/21	777,000
		8,292,625

	Publishing - Periodicals (1.0%)
	Nielsen Finance LLC
3,000,000	7.750%, 10/15/18	3,352,500

	Real Estate Investment Trust - Health Care (0.8%)
	MPT Operating Partnership LP
2,550,000	6.875%, 05/01/21	2,766,750

	Real Estate Investment Trust - Hotels (3.4%)
	Host Hotels & Resorts LP
10,485,000	6.750%, 06/01/16	10,720,912
1,250,000	6.000%, 11/01/20	1,375,000
		12,095,912

	Real Estate Management/ Service (0.7%)
	CB Richard Ellis Services, Inc.
2,250,000	6.625%, 10/15/20	2,460,937

	Rental - Auto/ Equipment (3.3%)
	Hertz Corp.
4,250,000	6.750%, 04/15/19	4,637,812
	United Rentals (North America), Inc.
3,700,000	9.250%, 12/15/19	4,218,000
2,500,000	8.375%, 09/15/20	2,768,750
		11,624,562

12 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Principal
Amount	Corporate Bonds (continued)	Value

	Resorts/Theme Parks (0.5%)
	Six Flags Entertainment Corp.
$1,775,000	5.250%, 01/15/21 144A	$1,775,000

	Retail - Apparel/ Shoe (0.8%)
	PVH Corp.
2,500,000	7.375%, 05/15/20	2,803,125

	Retail - Hypermarkets (0.3%)
	Tops Holding Corp.
1,010,000	8.875%, 12/15/17 144A	1,047,875

	Retail - Mail Order (1.5%)
	QVC, Inc.
4,750,000	7.500%, 10/01/19 144A	5,240,765

	Retail - Perfume & Cosmetics (1.1%)
	Sally Holdings LLC
3,500,000	6.875%, 11/15/19	3,867,500

	Retail - Restaurants (0.3%)
	Wok Acquisition Corp.
900,000	10.250%, 06/30/20 144A	957,375

	Satellite Telecommunications (2.0%)
	Intelsat Jackson Holdings, Ltd.
2,300,000	11.250%, 02/04/17	2,432,250
1,700,000	7.250%, 10/15/20	1,848,750
	Telestat Canada
2,750,000	6.000%, 05/15/17 144A	2,887,500
		7,168,500

	Semiconductor Equipment (1.2%)
	Sensata Technologies BV
4,000,000	6.500%, 05/15/19 144A	4,260,000

	Steel Pipe & Tube (0.5%)
	Mueller Water Products, Inc.
1,800,000	7.375%, 06/01/17	1,858,500

	Telecom Services (3.5%)
	SBA Telecommunications
1,650,000	8.250%, 08/15/19	1,843,875
	tw telecom holdings, inc.
9,500,000	8.000%, 03/01/18	10,402,500
		12,246,375

13 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Principal
Amount	Corporate Bonds (continued)		Value

	Telephone - Integrated (0.6%)
	CenturyLink, Inc.
$2,000,000	5.80%, 03/15/22		$2,114,254

	Theaters (4.9%)
	Cinemark USA, Inc.
6,500,000	7.375%, 06/15/21		7,182,500
	National CineMedia, Inc.
4,800,000	7.875%, 07/15/21		5,316,000
	Regal Entertainment Group
4,400,000	9.125%, 08/15/18		4,906,000
			17,404,500

	Therapeutics (0.8%)
	Warner Chilcott Co. LLC
2,600,000	7.750%, 09/15/18		2,769,000

	Transport - Marine (0.7%)
	Martin Midstream Partners L.P.
2,362,000	8.875%, 04/01/18		2,515,530

	Wireless Equipment (1.1%)
	Crown Castle International Corp.
1,300,000	7.125%, 11/01/19		1,436,500
	ViaSat, Inc.
2,240,000	6.875%, 06/15/20 144A		2,340,800
			3,777,300
	Total Corporate Bonds		350,000,128

	Total Investments (cost $345,108,704 -
	note 4)	98.7%	350,000,128
	Other assets less liabilities	1.3	4,759,903
	Net Assets	100.0%	$354,760,031

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

14 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Portfolio	Percent of	Portfolio	Percent of
Distribution	Investments	Distribution	Investments

Advertising/Sales	0.7%	Non-Hazardous Waste Disposal	0.9%
Applications Software	0.3	Office Automation & Equipment	0.4
Auto - Medium & Heavy		Oil & Gas Drilling	0.3
Duty Trucks	1.6	Oil Company - Exploration &
Broadcast Service/Programming	4.3	Production	9.9
Cable/Satellite TV	2.8	Oil Field Services	2.4
Casino Hotels	1.2	Paper & Related Products	0.4
Commercial Services	2.4	Pipelines	7.0
Commercial Services - France	0.4	Printing/Commercial	0.6
Computer Services	1.5	Private Corrections	2.4
Consumer Products -		Publishing - Periodicals	1.0
Miscellaneous	0.9	Real Estate Investment
Containers - Metal/Glass	0.8	Trust - Health Care	0.8
Containers - Paper/Plastic	5.1	Real Estate Investment
Data Processing/Management	0.7	Trust - Hotels	3.5
Distribution/Wholesale	0.4	Real Estate Management/Service	0.7
E-Commerce/Services	1.1	Rental - Auto/Equipment	3.3
Engines - Internal Combustion	0.5	Resorts/Theme Parks	0.5
Enterprise Software/Service	0.4	Retail - Apparel/Shoe	0.8
Food - Canned	1.9	Retail - Hypermarkets	0.3
Food - Miscellaneous/Diversified	4.8	Retail - Mail Order	1.5
Food - Retail	1.7	Retail - Perfume & Cosmetics	1.1
Footwear & Related Apparel	0.4	Retail - Restaurants	0.3
Funeral Service & Related Items	3.6	Satellite Telecommunications	2.1
Hotels & Motels	1.8	Semiconductor Equipment	1.2
Machinery - Construction		Steel Pipe & Tube	0.5
& Mining	0.5	Telecom Services	3.5
Machinery - Farm	0.9	Telephone - Integrated	0.6
Machinery - General Industry	0.3	Theaters	5.0
Medical - Hospitals	2.6	Therapeutics	0.8
Medical Products	1.3	Transport - Marine	0.7
Motion Pictures & Services	1.2	Wireless Equipment	1.1
Multimedia	0.3		100.0%

See accompanying notes to financial statements.

15 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

ASSETS
Investments at value (cost $345,108,704)	$350,000,128
Cash	7,640,936
Interest receivable	5,544,848
Receivable for Fund shares sold	2,573,001
Other assets	20,103
Total assets	365,779,016
LIABILITIES
Distribution payable	4,232,318
Payable for Fund shares redeemed	3,718,684
Payable for investment securities purchased	2,741,250
Management fees payable	199,256
Distribution and service fees payable	8,542
Accrued expenses	118,935
Total liabilities	11,018,985
NET ASSETS	$354,760,031
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$400,072
Additional paid-in capital	347,951,043
Net unrealized appreciation on investments (note 4)	4,891,424
Accumulated net realized gain on investments	1,517,492
	$354,760,031
CLASS A
Net Assets	$63,844,014
Capital shares outstanding	7,203,125
Net asset value and redemption price per share	$8.86
Maximum offering price per share (100/96 of $8.86 adjusted to
nearest cent)	$9.23
CLASS C
Net Assets	$33,555,099
Capital shares outstanding	3,785,708
Net asset value and offering price per share	$8.86
Redemption price per share (* a charge of 1% is imposed on
the redemption proceeds of the shares, or on the original
price, whichever is lower, if redeemed during the first 12
months after purchase)	$8.86	*
CLASS I
Net Assets	$68,174,971
Capital shares outstanding	7,685,986
Net asset value, offering and redemption price per share	$8.87
CLASS Y
Net Assets	$189,185,947
Capital shares outstanding	21,332,411
Net asset value, offering and redemption price per share	$8.87

See accompanying notes to financial statements.

16 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

Investment Income:

Interest income		$20,687,883

Expenses:

Management fees (note 3)	$2,386,049
Distribution and service fees (note 3)	631,972
Transfer and shareholder servicing agent
fees (note 3)	521,166
Trustees’ fees and expenses	163,761
Legal fees	111,315
Registration fees and dues	74,946
Fund accounting fees	60,357
Shareholders’ reports	54,251
Custodian fees (note 7)	30,994
Auditing and tax fees	23,499
Insurance	14,714
Chief compliance officer services (note 3)	5,487
Miscellaneous	26,244
Total expenses	4,104,755

Expenses paid indirectly (note 7)	(7,883)
Net expenses		4,096,872
Net investment income		16,591,011

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	11,609,979
Change in unrealized appreciation on
investments	(1,642,606)

Net realized and unrealized gain (loss) on
investments		9,967,373
Net change in net assets resulting from
operations		$26,558,384

See accompanying notes to financial statements.

17 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011

OPERATIONS:
Net investment income	$16,591,011	$18,236,549
Net realized gain (loss) from securities
transactions	11,609,979	4,941,131
Change in unrealized appreciation on
investments	(1,642,606)	(5,819,268)
Change in net assets resulting from
operations	26,558,384	17,358,412

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	(2,739,422)	(2,890,056)
Net realized gain on investments	(2,168,757)	(532,640)

Class C Shares:
Net investment income	(1,258,366)	(1,484,411)
Net realized gain on investments	(1,143,474)	(302,124)

Class I Shares:
Net investment income	(3,580,044)	(5,150,792)
Net realized gain on investments	(2,329,952)	(1,047,958)

Class Y Shares:
Net investment income	(9,015,872)	(8,708,597)
Net realized gain on investments	(6,475,436)	(1,646,700)
Change in net assets from distributions	(28,711,323)	(21,763,278)

CAPITAL SHARE TRANSACTIONS (note 5):
Proceeds from shares sold	124,712,957	148,829,742
Short-term trading redemption fees	56,774	12,583
Reinvested dividends and distributions	19,059,347	15,313,035
Cost of shares redeemed	(160,337,247)	(106,761,874)
Change in net assets from capital share
transactions	(16,508,169)	57,393,486
Change in net assets	(18,661,108)	52,988,620

NET ASSETS:
Beginning of period	373,421,139	320,432,519
End of period*	$354,760,031	$373,421,139
*Including undistributed net investment
income of:	$–	$2,693

See accompanying notes to financial statements.

18 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012

1. Organization

Aquila Three Peaks High Income Fund (the “Fund”) is an open-end investment company, which was organized as a Massachusetts business trust. The Fund is a diversified portfolio and on June 1, 2006 began its current investment operations to obtain high current income with capital appreciation as a secondary objective when consistent with its primary objective. The Fund is authorized to issue an unlimited number of shares and offers four classes of shares, Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the bid price. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short-term investments maturing in 60 days or less are generally valued at amortized cost.

b)
Fair value measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

19 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2012

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of December 31, 2012:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable
Inputs – Corporate Obligations*	350,000,128
Level 3 – Significant Unobservable Inputs	—
Total	$350,000,128

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

20 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2012

Management has reviewed the tax positions for each of the open tax years (2009-2011) or expected to be taken in the Fund’s 2012 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Accounting pronouncement: In December 2011, FASB (the “Financial Accounting Standards Board”) issued ASU (“Accounting Standards Update”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

3. Fees and Related Party Transactions a) Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund’s net assets.

21 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2012

Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio and arranges for the purchases and sales of portfolio securities. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.45% on the first $100 million of net assets, 0.40% on the next $150 million of net assets and 0.35% on net assets above $250 million.

The Manager contractually undertook to waive fees and/or reimburse Fund expenses during the Fund’s earlier years of operation. There have been no fee waivers or expense reimbursements since 2009.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Fund for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information. b) Distribution and Service Fees:

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. The Fund makes payment of this distribution fee at the annual rate of 0.20% of the Fund’s average net assets represented by Class A Shares. For the year ended December 31, 2012, distribution fees on Class A Shares amounted to $122,076, of which the Distributor retained $4,745.

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s net assets represented by Class C Shares and for the year ended December 31, 2012, amounted to $256,006. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s net assets represented by Class C Shares and for the year ended December 31, 2012, amounted to $85,336. The total of these payments made with respect to Class C Shares amounted to $341,342, of which the Distributor retained $70,912.

22 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2012

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended December 31, 2012, these payments were made at the average annual rate of 0.36% (0.21% under the Distribution Plan and 0.15% under the Shareholder Services Plan) of such net assets and amounted to $287,711 of which $168,554 related to the Plan and $119,157 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the year ended December 31, 2012, total commissions on sales of Class A Shares amounted to $253,092 of which the Distributor received $47,724.

4. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases of securities and proceeds from the sales of securities aggregated $582,628,248 and $596,818,373, respectively.

At December 31, 2012, the aggregate tax cost for all securities was $345,108,704. At December 31, 2012, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $5,447,255 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $555,831 for a net unrealized appreciation of $4,891,424.

23 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2012
5. Capital Share Transactions

a) Transactions in Capital Shares of the Fund were as follows:

	Year Ended			Year Ended
	December 31, 2012			December 31, 2011
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	2,162,245	$19,584,142		2,202,489	$19,816,483
Reinvested distributions	399,041	3,571,363		242,068	2,181,905
Cost of shares redeemed	(1,670,296)	(15,136,056)		(1,722,572)	(15,565,826)
Net change	890,990	8,019,449		721,985	6,432,562
Class C Shares:
Proceeds from shares sold	799,803	7,227,096		974,779	8,786,287
Reinvested distributions	156,261	1,397,115		91,452	824,053
Cost of shares redeemed	(744,867)	(6,765,292)		(1,116,221)	(10,118,750)
Net change	211,197	1,858,919		(49,990)	(508,410)
Class I Shares:
Proceeds from shares sold	3,200,568	28,830,526		5,218,154	47,035,929
Reinvested distributions	480,471	4,313,246		637,280	5,748,075
Cost of shares redeemed	(8,418,585)	(75,950,217	)(a)	(3,475,875)	(31,551,228	)(a)
Net change	(4,737,546)	(42,806,445)		2,379,559	21,232,776
Class Y Shares:
Proceeds from shares sold	7,639,350	69,071,193		8,111,176	73,191,043
Reinvested distributions	1,090,061	9,777,623		726,993	6,559,002
Cost of shares redeemed	(6,907,421)	(62,428,908	)(b)	(5,480,108)	(49,513,487	)(b)
Net change	1,821,990	16,419,908		3,358,061	30,236,558
Total transactions in Fund
shares	(1,813,369)	$(16,508,169)		6,409,615	$57,393,486

(a) Net of short-term trading redemption fees of $7,440 and $792, for 2012 and 2011, respectively. (See note 5b)
(b) Net of short-term trading redemption fees of $49,334 and $11,791, for 2012 and 2011, respectively. (See note 5b)

b)
Short-Term Trading Redemption Fee: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 1.00% of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fee is paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value (NAV) calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability. For the year ended December 31, 2012, fees collected did not have a material effect on the financial highlights.

24 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2012

6. Portfolio Orientation

The Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds.” High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

7. Expenses

The Fund has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

8. Securities Traded on a When-Issued Basis

The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

9. Income Tax Information and Distributions

The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

25 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2012

The tax character of distributions:

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011

Ordinary income	$19,466,444	$19,018,448
Long term capital gains	9,244,879	2,744,830
	$28,711,323	$21,763,278

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Ordinary income*	$412,825
Accumulated net realized gain on
investments	1,104,667
Unrealized appreciation	4,891,424
$6,408,916

*	Ordinary income may include short-term capital gains that were reclassified in accordance with Federal income tax regulations.

26 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2012		2011		2010		2009	2008
Net asset value, beginning of period	$8.93		$9.05		$9.00		$7.71	$9.84
Income (loss) from investment operations:
Net investment income(1)	0.41		0.49		0.55		0.64	0.65
Net gain (loss) on securities (both
realized and unrealized)	0.24		(0.03)		0.29		1.30	(2.13)
Total from investment operations	0.65		0.46		0.84		1.94	(1.48)
Less distributions:
Dividends from net investment income	(0.41)		(0.49)		(0.55)		(0.65)	(0.65)
Distributions from capital gains	(0.31)		(0.09)		(0.24)		–	–
Total distributions	(0.72)		(0.58)		(0.79)		(0.65)	(0.65)
Net asset value, end of period	$8.86		$8.93		$9.05		$9.00	$7.71
Total return (not reflecting sales charge)	7.40%		5.20%		9.60%		25.92%	(15.72)%
Ratios/supplemental data
Net assets, end of period (in millions)	$64		$56		$51		$44	$16
Ratio of expenses to average net assets	1.14	%(2)	1.10	%(2)	1.12	%(2)	1.00%	1.16%
Ratio of net investment income to average
net assets	4.49	%(2)	5.46	%(2)	5.99	%(2)	7.43%	7.05%
Portfolio turnover rate	173%		67%		72%		155%	66%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.14	%(2)	1.10	%(2)	1.12	%(2)	1.17%	1.62%
Ratio of net investment income to average
net assets	4.49	%(2)	5.46	%(2)	5.99	%(2)	7.26%	6.59%

The expense ratios after giving effect to waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.14	%(2)	1.10	%(2)	1.12	%(2)	1.00%	1.00%
_________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements

27 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2012		2011		2010		2009	2008
Net asset value, beginning of period	$8.93		$9.05		$9.00		$7.71	$9.84
Income (loss) from investment operations:
Net investment income(1)	0.33		0.42		0.47		0.57	0.57
Net gain (loss) on securities (both
realized and unrealized)	0.24		(0.03)		0.29		1.30	(2.12)
Total from investment operations	0.57		0.39		0.76		1.87	(1.55)
Less distributions:
Dividends from net investment income	(0.33)		(0.42)		(0.47)		(0.58)	(0.58)
Distributions from capital gains	(0.31)		(0.09)		(0.24)		–	–
Total distributions	(0.64)		(0.51)		(0.71)		(0.58)	(0.58)
Net asset value, end of period	$8.86		$8.93		$9.05		$9.00	$7.71
Total return (not reflecting CDSC)	6.55%		4.37%		8.73%		24.91%	(16.41)%
Ratios/supplemental data
Net assets, end of period (in millions)	$34		$32		$33		$26	$7
Ratio of expenses to average net assets	1.94	%(2)	1.91	%(2)	1.92	%(2)	1.80%	1.96%
Ratio of net investment income to average
net assets	3.69	%(2)	4.67	%(2)	5.16	%(2)	6.56%	6.28%
Portfolio turnover rate	173%		67%		72%		155%	66%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.94	%(2)	1.91	%(2)	1.92	%(2)	1.96%	2.39%
Ratio of net investment income to average
net assets	3.69	%(2)	4.67	%(2)	5.16	%(2)	6.40%	5.84%

The expense ratios after giving effect to waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.94	%(2)	1.91	%(2)	1.92	%(2)	1.80%	1.80%
________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements.

28 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2012		2011		2010		2009	2008
Net asset value, beginning of period	$8.93		$9.05		$9.01		$7.72	$9.84
Income (loss) from investment operations:
Net investment income(1)	0.41		0.50		0.55		0.64	0.67
Net gain (loss) on securities (both
realized and unrealized)	0.25		(0.03)		0.28		1.31	(2.14)
Total from investment operations	0.66		0.47		0.83		1.95	(1.47)
Less distributions:
Dividends from net investment income	(0.41)		(0.50)		(0.55)		(0.66)	(0.65)
Distributions from capital gains	(0.31)		(0.09)		(0.24)		–	–
Total distributions	(0.72)		(0.59)		(0.79)		(0.66)	(0.65)
Net asset value, end of period	$8.87		$8.93		$9.05		$9.01	$7.72
Total return	7.49%		5.23%		9.51%		25.96%	(15.58)%
Ratios/supplemental data
Net assets, end of period (in millions)	$68		$111		$91		$76	$31
Ratio of expenses to average net assets	1.16	%(2)	1.08	%(2)	1.09	%(2)	0.95%	1.07%
Ratio of net investment income to average
net assets	4.50	%(2)	5.47	%(2)	6.01	%(2)	7.48%	8.03%
Portfolio turnover rate	173%		67%		72%		155%	66%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.16	%(2)	1.08	%(2)	1.09	%(2)	1.11%	1.34%
Ratio of net investment income to average
net assets	4.50	%(2)	5.47	%(2)	6.01	%(2)	7.32%	7.76%

The expense ratios after giving effect to waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	1.16	%(2)	1.08	%(2)	1.09	%(2)	0.94%	0.93%
________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements.

29 | Aquila Three Peaks High Income Fund

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2012		2011		2010		2009	2008
Net asset value, beginning of period	$8.93		$9.05		$9.00		$7.71	$9.84
Income (loss) from investment operations:
Net investment income(1)	0.43		0.51		0.57		0.66	0.67
Net gain (loss) on securities (both
realized and unrealized)	0.25		(0.03)		0.29		1.30	(2.13)
Total from investment operations	0.68		0.48		0.86		1.96	(1.46)
Less distributions:
Dividends from net investment income	(0.43)		(0.51)		(0.57)		(0.67)	(0.67)
Distributions from capital gains	(0.31)		(0.09)		(0.24)		–	–
Total distributions	(0.74)		(0.60)		(0.81)		(0.67)	(0.67)
Net asset value, end of period	$8.87		$8.93		$9.05		$9.00	$7.71
Total return	7.73%		5.41%		9.81%		26.15%	(15.56)%
Ratios/supplemental data
Net assets, end of period (in millions)	$189		$174		$146		$125	$25
Ratio of expenses to average net assets	0.94	%(2)	0.90	%(2)	0.92	%(2)	0.80%	0.96%
Ratio of net investment income to average
net assets	4.68	%(2)	5.66	%(2)	6.19	%(2)	7.58%	7.39%
Portfolio turnover rate	173%		67%		72%		155%	66%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	0.94	%(2)	0.90	%(2)	0.92	%(2)	0.97%	1.38%
Ratio of net investment income to average
net assets	4.68	%(2)	5.66	%(2)	6.19	%(2)	7.42%	6.96%

The expense ratios after giving effect to waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 3):

Ratio of expenses to average net assets	0.94	%(2)	0.90	%(2)	0.92	%(2)	0.80%	0.80%
________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) No reduction in the management fee was required during the period, contractual or otherwise.

See accompanying notes to financial statements.

30 | Aquila Three Peaks High Income Fund

Additional Information (unaudited)
Trustees(1)
and Officers
Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years
Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Chair of the Board of Trustees and President since 2006
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/ or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2004-2012

Non-interested Trustees

John M. Burlingame Wilmette, IL (1955)	Trustee since 2006	Global Head – Residential Development, Hyatt Hotels Corporation, since 2009, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	1	American Resort Development Association

31 | Aquila Three Peaks High Income Fund

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Theodore T. Mason Hastings-on-Hudson, NY (1935)	Trustee since 2006; Lead independent Trustee 2006-2011
Executive Director, East Wind Power Partners Ltd. since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (previously Treasurer, President, First Vice President, and Second Vice President) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., 2000-2012.
4
Trustee Emeritus, Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund since 2011; Trustee, 1987-2011 and 2009-2011, respectively; Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds, consisting of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, and Pacific Capital U.S. Government Securities Cash Assets Trust (1988-2012)) and Chair of the Board of each, 2004-2012; formerly Trustee, Premier VIT

Glenn P. O’Flaherty Denver, CO (1958)	Lead Independent Trustee since 2012; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	3	Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2009-2012

32 | Aquila Three Peaks High Income Fund

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Russell K. Okata Honolulu, HI (1944)	Trustee since 2007	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.	2
Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 1993-2012

John J. Partridge Providence, RI (1940)	Trustee since 2006	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary –Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	5	None

33 | Aquila Three Peaks High Income Fund

Positions
Held with
Name,	Fund and
Address(2)	Length of
and Year of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Officers

Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2006 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President since 2006
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

34 | Aquila Three Peaks High Income Fund

Positions
Held with
Name,	Fund and
Address(2)	Length of
and Year of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010
Assistant Treasurer of each fund in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.
Assistant Treasurer of each fund in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

__________________
(1)The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Aquila Three Peaks High Income Fund, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Fund.

(6) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

35 | Aquila Three Peaks High Income Fund

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012.

Actual Expenses

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended December 31, 2012

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	4.00%	$1,000.00	$1,040.00	$5.90
Class C	3.59%	$1,000.00	$1,035.90	$9.98
Class I	3.98%	$1,000.00	$1,039.80	$6.10
Class Y	4.10%	$1,000.00	$1,041.00	$4.87

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.15%, 1.95%, 1.19% and 0.95% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

36 | Aquila Three Peaks High Income Fund

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2012

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,019.36	$5.84
Class C	5.00%	$1,000.00	$1,015.33	$9.88
Class I	5.00%	$1,000.00	$1,019.15	$6.04
Class Y	5.00%	$1,000.00	$1,020.36	$4.82

(1)
Expenses are equal to the annualized expense ratio of 1.15%, 1.95%, 1.19% and 0.95% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

37 | Aquila Three Peaks High Income Fund

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2012 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No current action on the part of shareholders is required.

For the calendar year ended December 31, 2012, 67.80% of the dividends and distributions paid by Aquila Three Peaks High Income Fund during calendar year 2012 are taxable as ordinary dividend income and 32.20% are taxable as long-term capital gain.

Prior to February 15, 2013, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2012 calendar year.

38 | Aquila Three Peaks High Income Fund

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

Contract renewal materials were provided to the Trustees in August, 2012. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately as well as in conjunction with each other to determine their combined effects on the Fund.

At a meeting held in September, 2012, based on their evaluation of the information provided by the Manager and the Sub-Adviser, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2013. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

The Manager has provided all administrative services to the Fund. The Trustees considered that the Manager supervised and monitored the performance of the Fund’s service providers (including the Sub-Adviser) and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.

The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Messrs. Sandy Rufenacht and Brent Olson. Since inception of the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

The Trustees considered that the Manager and the Sub-Adviser had provided all administrative and advisory services to the Fund that the Trustees deemed necessary or appropriate, including the specific services that the Trustees have determined are required for the Fund, given that it seeks to provide shareholders with high current income as well as capital appreciation.

39 | Aquila Three Peaks High Income Fund

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable.

The investment performance of the Fund, the Manager and the Sub-Adviser.

The Trustees reviewed each aspect of the Fund’s performance and compared its performance with that of its peer group and its benchmark index, the Barclays Capital U.S. Corporate High-Yield Bond Index. The Trustees considered that the Fund’s performance lagged that of its benchmark and peer group over certain periods. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges and that the Fund had performed as expected in comparison to its peer group given existing market conditions. Additionally, the Trustees noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark indices as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund’s risk tolerance.

The Trustees concluded that the performance of the Fund was satisfactory in light of market conditions and its emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

The costs of the services to be provided and profits to be realized by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

The information provided by the Manager in connection with renewal contained advisory fee and expense data for the Fund and its peer group. The Trustees considered that the Manager, not the Fund, paid the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the fee under the Advisory Agreement retained by the Manager. The materials also showed the profitability to the Manager and the Sub-Adviser of their services to the Fund, as well as the profitability to Aquila Distributors, Inc. (the “Distributor”) of distribution services provided to the Fund.

The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to a peer group of funds that they found to be relevant. The Trustees concluded that the advisory fee and expenses of the Fund were similar to and were reasonable as compared to those advisory fees and expenses being paid by other funds in the peer group and also that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

40 | Aquila Three Peaks High Income Fund

The Trustees considered information provided by the Manager regarding the profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees noted that the Distributor did not derive profits from its relationship with the Fund. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows.

The Trustees noted that both the Manager and Sub-Adviser had waived a portion of their respective fees during the initial years of operation. The Manager had additionally reimbursed Fund expenses and indicated that it is prepared to waive fees and subsidize expenses as necessary in order that the Fund remains competitive. It was noted that the Sub-Advisory Agreement contains breakpoints. Evaluation of this factor indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

41 | Aquila Three Peaks High Income Fund

PRIVACY NOTICE (unaudited)

Aquila Three Peaks High Income Fund

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Distributors, Inc.
Aquila Investment Management LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

42 | Aquila Three Peaks High Income Fund

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Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Sub-Adviser
THREE PEAKS CAPITAL MANAGEMENT, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109

Board of Trustees
Diana P. Herrmann, Chair
Glenn P. O’Flaherty, Lead Independent Trustee
John M. Burlingame
Theodore T. Mason
Russell K. Okata
John J. Partridge

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Independent Registered Public Accouting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of December 31, 2012 (the end of the reporting period) the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the
Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s)
and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at www.aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Mr. Glenn O'Flaherty, a member of its Audit Committee, is an audit committee financial expert.  Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $19,400 in 2011 and $20,300 in 2012.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant $3,100 and $3,200 in 2011 and 2012, respectively, for return preparation and tax compliance.

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTCOMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the Registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the Registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to Registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in Registrant's internal controls or in other factors that could significantly affect Registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of
1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA THREE PEAKS HIGH INCOME FUND

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Trustee, Chair and President March 5, 2013

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Trustee, Chair and President March 5, 2013

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer March 5, 2013

AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.